. . . Q1 2021 Earnings Supplement1 April 29, 2021 1 The Q1 2021 Earnings Supplement is for the purpose and use in conjunction with our Earnings Release furnished as Exhibit 99.1 to our Form 8-K on April 29, 2021. Exhibit 99.2

. . . In addition to historical information, this news release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “will,” “should,” “may,” “view,” “opportunity,” “potential,” or similar expressions or expressions of confidence. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to: the impact of the COVID-19 pandemic on our operations and financial results and those of our customers, changes in interest rates, general economic conditions, levels of unemployment in the Bank’s lending area, real estate market values in the Bank’s lending area, future natural disasters and increases to flood insurance premiums, the level of prepayments on loans and mortgage-backed securities, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company’s market area, accounting principles and guidelines and the Bank’s ability to successfully integrate acquired operations. These risks and uncertainties are further discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, under Item 1A - Risk Factors and elsewhere, and subsequent securities filings and should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. Forward Looking Statements 2

. . . 3.26% 2.98% 2.79% 2.71% 2.75% 3.52% 3.24% 2.97% 2.97% 2.93% Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Core NIM NIM 2.97% 2.93% 0.11% 0.02% 0.09% 0.05% 0.03% Q4-20 NIM Lower cost of funds Reduced excess liquidity Purchase accounting impact Lower yield on PPP loans Rate environment Q1-21 NIM Core NIM vs NIM Net Interest Margin – Quarter over Quarter 3 Headwinds • Competitive market environment as peers with similar levels of liquidity compete on rate for quality credit. Tailwinds • Further opportunity to lower deposit costs. • Strong loan-to-deposit position. • Executing strategies to deploy excess liquidity into loans and securities. • $75.6 million of brokered CDs matured on April 20, 2021 at a weighted average yield of 1.05%. Note: Core NIM excludes purchase accounting and prepayment fee income Loans and Deposits ($’million) NIM Bridge 7,933 8,378 8,001 7,756 7,873 7,892 8,968 9,283 9,428 9,503 4.61% 4.28% 4.09% 4.23% 4.09% 0.70% 0.57% 0.49% 0.45% 0.37% Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Total Loans Total Deposits Loan Average Yield Deposit Average Yield

. . . 0.37% 0.46% 0.70% 0.78% 0.76% 0.49% 0.42% 0.40% 0.36% 0.33%0.86% 0.88% 1.10% 1.14% 1.09% Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 ACL Credit Marks Credit Quality (1 of 3) 4 9,969 9,649 35,714 4,072 (620) 1,154 (232) 14,995 2,942 (280) 0.06% 0.00% 0.71% 0.15% 0.00% Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Credit loss expense Net charge-offs (recoveries) NCOs / avg. loans Loan Allowance for Credit Losses (ACL) Plus Credit Marks / Total Loans Net Charge-offs / (Recoveries) and Credit Loss Expense ($’000)

. . . Improved asset quality trends align with positive economic outlook and recovery of our local markets. 87,365 106,344 175,979 194,372 188,981 48,697 66,441 141,467 165,844 150,221 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Substandard Special Mention Credit Quality (2 of 3) 5 16,263 21,044 29,895 36,410 34,128 484 248 106 106 106 0.21% 0.25% 0.37% 0.47% 0.43% 0.16% 0.19% 0.84% 0.32% 0.30% Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Non-performing loans HFI OREO Non-performing loans HFI to total loans Non-performing assets to total assets Non-Performing Loans Held-for-Investment (HFI) and Assets ($’000) Special Mention and Substandard Loans ($’000) Note: At 9/30/20 the Bank had an additional $67.5 million in non-performing loans held-for-sale driving a significant jump in non-performing assets to total assets. Loan sales were completed in Q4-20 at pricing consistent with their holding valuations. Note: Of the $150.2 million in Special Mention loans and $189.0 million of Substandard loans, $149.6 million (or 99.6%) and $165.4 million (or 87.5%) are paying current, respectively.

. . .Credit Quality (3 of 3) 6 Commercial vs Consumer ($’million)Loans Held-for-Investment by Payment Structure ($’million) ~ 97.4% of total loans comply with pre-COVID terms as of 3/31/21. 55% 95% 80% 50% 75% 85% 90% 100% 7,669 124 131 6,920 65 7,479 Q4-20 51 31 1,152 71 7,809 Q1-20 35 271 321 Q2-20 44 158 Q3-20 7,531 58 22 Q1-21 Delinquencies and non-accrual Paying in compliance with pre-COVID termsForbearance (No payments made under an agreement) Paying under COVID-19 modification (interest only) 95.5% 99.5% 97.0% 50.5% 97.5% 96.5% 50.0% 98.5% 51.0% 96.0% 98.0% 99.0% 100.0% 51.5% 2,468 ConsumerCommercial 131 5,201 7 30 15 21

. . .Non-Interest Expense 7 Core Non-Interest Expense ($’000) 43,166 42,003 43,463 42,838 40,838 8,509 9,072 9,338 10,215 9,453 51,675 51,075 52,801 53,053 50,291 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Other Core Non-Int Exp Technology Expense Core Efficiency Ratio • Core non-interest expense in Q1-21 excludes branch consolidation and merger related expenses. • Consolidated 4 branches in April 2021, increasing average branch size to over $160 million. • Technology expense, which represents data processing, communications, and digitally focused departments, accounted for 18.8% of total core non-interest expense for Q1-21. For the full year 2020, these costs accounted for 17.8% of core non-interest expense. • Technology expenses are expected to increase driven by a continued investment in digital products and services for our customers. 55.36% 56.69% 59.63% 59.69% 58.37% 2.01% 1.85% 1.81% 1.80% 1.78% Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Core Efficiency Ratio Core Non-Interest Expense to Average Assets

. . .Equity and Performance 8 14.62 14.79 14.58 14.98 15.26 23.38 24.47 24.21 24.57 24.84 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Tangible Book Value per Share Book Value per Share Book Value and Tangible Book Value per Common Share 1.05% 0.81% -0.01% 0.78% 0.94% 12.25% 9.69% -0.11% 9.71% 11.04% Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Core ROAA Core ROTE Core ROAA and ROTE • Strengthened balance sheet and increased tangible book value per common share 1.9% versus linked quarter. • Maintained dividend distribution throughout the pandemic. • Share repurchases re-commenced in Q1-21. 10.3 10.2 10.3 10.2 10.2 14.8 10.0 8.85% 8.77% 8.41% 8.79% 8.83% Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Share Repurchases QTD Cash Dividend QTD Tangible Stockholders Equity to Tangible Assets Capital Management ($’million)

. . . Appendix

. . .Quarterly Non-GAAP / Adjusted to GAAP Disclosure Reported amounts are presented in accordance with generally accepted accounting principles in the United States (“GAAP”). The Company’s management believes that the supplemental Non-GAAP information, which consists of reported net income excluding non-core operations, which can vary from period to period, provides a better comparison of period to period operating performance. Additionally, the Company believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for financial results in accordance with GAAP, nor are they necessarily comparable to Non-GAAP performance measures which may be presented by other companies. 10

. . .Non-GAAP Financial Information 11 • Refer to the Earnings Release for additional information. Non-GAAP Reconciliation For the Three Months Ended $'000 March 31, 2021 December 31, 2020 September 30, 2020 June 30, 2020 March 31, 2020 Core Earnings: Net income (loss) available to common stockholders (GAAP) 31,693 32,060 (6,019) 18,638 16,533 Add (less) non-recurring and non-core items: Merger related expenses 381 1,194 3,156 3,070 8,527 Branch consolidation expenses 1,011 3,336 830 863 2,594 Net (gain) loss on equity investments (8,287) (24,487) 3,576 - - FHLB advance prepayment fees - 13,333 - 924 - Gain on sale of PPP loans - (5,101) - - - Two River and Country Bank opening credit loss expense under the CECL model - - - - 2,447 Income tax benefit / (expense) on items 1,666 2,832 (1,809) (1,190) (3,121) Core earnings (loss) (Non-GAAP) 26,464 23,167 (266) 22,305 26,980